Exhibit 99.1

Trxade Group Announces Launch of Bonum+ B2B Platform

Bonum+ Bundles Telehealth, a COVID-19 Risk Assessment Tool and a PPE Purchasing Tool, through a Secure Mobile Dashboard for Corporate Clients

TAMPA, FL, August 11, 2020 — Trxade Group, Inc. (NASDAQ: MEDS), an integrated drug procurement, delivery and healthcare platform, today announced that its Bonum Health subsidiary has launched a first-of-its-kind Business-to-Business (B2B) platform called Bonum+, which bundles telehealth, a COVID-19 risk assessment tool and a Personal Protective Equipment (PPE) purchasing tool, through a secure mobile dashboard for corporate clients.

The new B2B platform eases pressure on employees who are required to report any relevant health issues daily, centralizing communication and contact tracing to deliver risk scores. This allows employers to monitor employee COVID-19 risk profiles and streamlines the ordering of new PPE as needed. An integrated artificial intelligence (AI) tool offers health recommendations and connects employees with board certified physicians, as needed.

“I am proud of the entire team at Bonum Health, a Trxade Group Company, for their efforts in launching this innovative new service,” said Ashton Maaraba, President of Bonum Health. “This platform resolves a fundamental trust problem impacting employer’s safety and security policies, allowing companies to more effectively combat COVID-19 concerns in the workplace.”

“Looking forward, we plan to continue to expand the breadth of services offered by Bonum Health, including adding a digital health hub with next-generation prescription concierge services. We believe that we are well positioned to execute upon the immense opportunity facing us today, supporting critical public health efforts nationwide,” concluded Maaraba.

About Trxade Group, Inc.

Headquartered in Tampa, Florida, Trxade Group, Inc. (Nasdaq: MEDS) is an integrated drug procurement, delivery and healthcare platform that fosters price transparency, thereby improving profit margins for both buyers and sellers of pharmaceuticals. Trxade Group operates across all 50 states with the central mission of making healthcare services affordable and accessible. Founded in 2010, Trxade Group is comprised of four synergistic operating platforms; (1) the Trxade B2B trading platform with 11,725 registered pharmacies, (2) Integra Pharma Solutions, Trxade Group’s virtual wholesale division, (3) the Bonum Health platform offering affordable telehealth services; and (4) the DelivMeds app, which coordinates a nationwide distribution network through independent pharmacies or mail order delivery. For additional information, please visit us at www.trxade.com, www.delivmeds.com, and www.bonumhealth.com.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of Trxade’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements within the meaning of the Act, and are subject to the safe harbor created by the Act. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of Trxade, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in filings made by Trxade with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Trxade’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Trxade cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Relations:

Luke Zimmerman

Senior Vice President

MZ Group - MZ North America

(949) 259-4987

MEDS@mzgroup.us

www.mzgroup.us